UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2023

Hasbro, Inc.
(Exact name of registrant as specified in its charter)

Rhode Island	1-6682		05-0155090
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1027 Newport Avenue	Pawtucket,	Rhode Island	02861
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code:   (401) 431-8697

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value per share	HAS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.
On January 26, 2023, Hasbro, Inc. (the “Company” or “Hasbro”), announced preliminary financial results for the fiscal quarter and year ended December 25, 2022, and certain other information. A copy of such press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The preliminary financial results contained in the press release do not present all the information for a complete understanding of Hasbro’s financial condition as of December 25, 2022 and its results of operations for the fiscal quarter and year ended December 25, 2022. The audit of Hasbro’s financial statements for the fiscal year ended December 25, 2022 is ongoing and could result in changes to the information in the press release.

The information furnished in Item 2.02, including the Exhibit attached hereto, shall not be deemed "filed" for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 26, 2023, the Company announced that Eric Nyman, President and Chief Operating Officer, will be leaving the Company effective March 31, 2023. A copy of the press release announcing his departure is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

Item 8.01	Other Events.
On January 26, 2023, the Company announced certain organizational and leadership changes. A copy of the press release announcing such organizational and leadership changes is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Exhibit Description
99.1	Press Release dated January 26, 2023.
104	Inline XBRL for the cover page of this Current Report on Form 8-K.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HASBRO, INC.

	By:	/s/ Deborah Thomas
	Name:	Deborah Thomas
	Title:	Executive Vice President and Chief Financial Officer
Date: January 27, 2023		(Duly Authorized Officer and Principal Financial Officer)